UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) January 9, 2007
                                                      ---------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                        ---------------------------------

             (Exact name of registrant as specified in its charter)

           NEVADA                   333-68570             42-1523809
     -----------------           ----------------   --------------------
(State or other jurisdiction      (Commission File      (IRS Employer
  of incorporation)                   Number)        Identification Number)


                    1701 38th Ave. West, Spencer, Iowa 51301
       ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code    (712) 338-2701

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 9, 2007 the registrant held a conference call regarding its earnings for the fiscal year ended September 30, 2006. The telephonic replay of the conference call will be available on the internet at http://viavid.net/dce.aspx?sid=000039EA until February 9, 2007.
A transcript of the conference call is filed as exhibit 99.24 to this Report.

ITEM  9.01.  FINANCIAL  STATEMENTS AND EXHIBITS.


99.24  Transcript of conference call from January 9, 2007.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CYCLE COUNTRY ACCESSORIES CORP.

Date   January 9, 2007
    ----------------------

                                    By: /s/ Randy J. Kempf
                                        --------------------------
                                            Randy J. Kempf
                                            Principal Executive Officer,
                                            President and Director






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